UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 Or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 7, 2007

JMG Exploration, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-32438 (Commission File Number)	20-1373949 (IRS employer identification no.)
180 South Lake Ave. Seventh Floor Pasadena, CA	91101
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(626) 792-3842

 (Registrant’s former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On September 7, 2007, Donald P. Wells announced his resignation as Chief Financial Officer of JMG Exploration, Inc. (the “Company”), effective immediately.

(c)

On September 7, 2007, the Company announced that Joseph W. Skeehan, the Company’s Chief Executive Officer, will also assume the position of interim Chief Financial Officer effective Immediately.

Item 9.01    Financial Statements and Exhibits.

On September 7, 2007, JMG Exploration, Inc. issued a press release reporting that Donald P. Wells has resigned as Chief Financial Officer and that Joseph W. Skeehan, the Company’s Chief Executive Officer, has also assumed the position of interim Chief Financial Officer. A copy of that press release is attached to this report as Exhibit 99.1.

 (c) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2007	JMG Exploration, Inc.
/s/ Joseph W. Skeehan
Joseph W. Skeehan Chief Executive and Chief Financial Officer

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